Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

July 2,
2005

Chicken Sales:
United States
Prepared Foods:
Foodservice	$403,635
Retail	$76,085
Total Prepared Foods	$479,719

Fresh Chicken:
Foodservice	$395,280
Retail	$154,399
Total Fresh Chicken	$549,679
Export and Other
Prepared Foods	$15,101
Chicken-Other	$88,943
Total Export and Other	$104,044
Total U.S. Chicken	$1,133,442

Mexico:(b)	$114,377
Total Chicken Sales	$1,247,819

Total Prepared Foods	494,820

Turkey Sales:
Prepared Foods:
Foodservice	$10,649
Retail	$9,744
Total Prepared Foods	$20,393

Fresh Turkey:
Foodservice	$1,679
Retail	$13,448
Total Fresh Turkey	$15,127
Export and Other
Prepared Foods	$245
Turkey-Other	$1,772
Total Export and Other	$2,017

Total Turkey Sales	$37,538

Total Prepared Foods	$20,638

Sale of Other Products
U.S.	$148,939
Mexico (b)	$5,743
Total Other Products	$154,682
Total Net Sales	$1,440,039

July 2,
2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	35.6%
Retail	6.7%
Total Prepared Foods	42.3%

Fresh Chicken:
Foodservice	34.9%
Retail	13.6%
Total Fresh Chicken	48.5%
Export and Other
Prepared Foods	1.3%
Chicken-Other	7.8%
Export and Other	9.2%
Total U.S. Chicken	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	28.4%
Retail	26.0%
Total Prepared Foods	54.3%

Fresh Turkey:
Foodservice	4.5%
Retail	35.8%
Total Fresh Turkey	40.3%
Export and Other
Prepared Foods	0.7%
Turkey-Other	4.7%
Export and Other	5.4%
Total U.S. Turkey	100.0%

Pilgrim's Pride Corporation Selected Financial Data for quarter ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

07/02/05

Income Statement Data:
Net sales	$1,440,039
Non-recurring recoveries	-
Turkey restructuring and related charges	-
Gross margin	230,499
Selling, general and administrative expenses	94,506
Operating income (loss)	135,993
Interest expense, net	12,322
Miscellaneous, net	88
Income (loss) before income taxes and extraordinary charge	123,677
Income tax expense (benefit)	38,324
Income (loss) before extraordinary charge	85,353
Extraordinary charge - net of tax	-
Net income (loss)	$85,353

Per Common Share Data: (b)
Income (loss) before extraordinary charge	$1.28
Extraordinary charge - early repayment of debt	-
Net Income (loss)	$1.28
Cash dividends	$0.015
Book value	$16.69

Balance Sheet Summary:
Working capital	$568,947
Total assets	$2,402,850
Notes payable and current maturities of long-term debt	$8,552
Long-term debt, less current maturities	$521,087
Total debt	$529,639
Senior secured debt (included in Total Debt)	$-
Total stockholders' equity	$1,110,628

Cash Flow Summary:
Operating cash flow	$190,088
Depreciation & amortization (c)	$30,421
Capital expenditures	$37,994
Business acquisitions	$-
Financing activities, net	$(3,264)

Cashflow Ratios:
EBITDA (d)	$165,830
EBITDA (last four qtrs.)	$317,554

Key Indicators (as a percentage of net sales):
Gross margin	16.0%
Selling, general and adminsitrative expenses	6.6%
Opertaing income (loss)	9.4%
Interest expense, net	0.9%
Net income (loss)	5.9%

(a) Includes amortization of capitalized financing costs of approximately	590

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$85,353
Add:
Extraordinary charge-net of tax	-
Income Tax Expense (benefit)	38,324
Interest expense, net	12,322
Depreciation and amortization	30,421
Minus:
Amortization of capitalized financing costs	590.00
EBITDA	$165,830

Pilgrim's Pride Corporation
Sales Segments
for Quarter Ended:

Since the Acquisition of WLR Foods on January 27, 2001, we operate in two reportable business segments as (1) a producer of chicken and other products and (2) a producer of turkey products.
Our chicken and other products segment includes sales of chicken and sales of other products we produce and purchase for resale in the United States and Mexico. Our chicken and other products segment conducts separate operations in the United States and Mexico and is reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced in our turkey operation recently acquired from WLR Foods, whose operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

7/2/2005
Net Sales to Customers:
Chicken and Other Products:
United States	$1,282,381
Mexico	120,120
Sub-total	1,402,501
Turkey	37,538
Total	$1,440,039

Operating Income:
Chicken and Other Products:
United States	$123,429
Mexico	18,918
Sub-total	142,347
Turkey	(6,354)
Non-recurring recoveries	-
Total	$135,993

Depreciation and Amortization: (c)
Chicken and Other Products:
United States	$25,750
Mexico	3,049
Sub-total	28,799
Turkey	1,622
Total	$30,421

Total Assets:
Chicken and Other Products:
United States	$2,076,645
Mexico	233,873
Sub-total	2,310,518
Turkey	92,332
Total	$2,402,850

Capital Expenditures:
Chicken and Other Products:
United States	$35,918
Mexico	1,529
Sub-total	37,447
Turkey	547
Total	$37,994

(a) Includes amortization of capitalized financing costs of approximately	$590

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for quarters ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	07/02/05	04/02/05	01/01/05	10/02/04		7/3/2004(a)		4/3/2004(b)	1/3/2004 (c)(e)

United States
Chicken Operations:
U.S. Chicken Sales (000's)	$ 1,133,443	$ 1,090,782	$1,024,491	$1,158,466		$1,121,073		$ 1,068,201	$ 743,966
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7832	$0.8156	$0.7702	$0.8168		$0.8421		$0.8257	$0.7905
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8754	$0.8545	$0.8009	$0.8927		$0.9392		$0.8500	$0.8161

U.S. Chicken Net Pounds Produced (000's)	1,447,179	1,337,413	1,330,166	1,418,228		1,331,322		1,293,637	941,181
U.S. Chicken Pounds Sold (000's)	1,294,820	1,276,456	1,279,166	1,297,665		1,193,645		1,256,635	911,654

Other Operations:
Other Sales (000's)	148,938	148,139	165,394	156,155		163,666		166,805	113,465

U.S. Chicken Sales & Other Sales Totals:
U.S. Chicken Sales & Other Sales (000's)	1,282,381	1,238,921	1,189,885	1,314,621		1,284,739		1,235,006	857,431

U.S. Chicken & Other Operating Income (000's)	123,429	83,596	90,156	150,755		116,930		69,855	52,006
U.S. Chicken & Other Operating Income as a percent of U.S. Chicken & Other Sales	9.62%	6.75%	7.58%	11.47%		9.10%		5.66%	6.07%

Turkey

U.S. Turkey Sales (000's)	37,538	37,328	79,774	72,532		66,286		54,110	93,324
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.0338	$1.0938	$2.0612	$0.9524		$0.7293		$0.5853	$0.8998
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.9231	$1.1362	$0.9822	$0.9145		$1.0017		$1.5745	$0.8459

U.S. Turkey Operating Income (000's)	(6,354)	(5,484)	(4,765)	(15,432)	(d)	(78,121)	(d)	(11,341)	(15,760)
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	-16.93%	-14.69%	-5.97%	-21.28%		-117.85%		-20.96%	-16.89%

U.S. Turkey Net Pounds Produced (000's)	36,309	34,128	38,702	76,158		90,889		92,456	103,718
U.S. Turkey Pounds Sold (000's)	40,665	32,852	81,216	79,316		66,175		34,366	110,319

U.S. Summary

U.S. Sales (000's)	1,319,919	1,276,249	1,269,659	1,387,153		1,351,025		1,289,116	950,755
U.S. Cost of Sales (000's)	1,128,094	1,129,098	1,125,993	1,202,495		1,181,431		1,174,197	874,716
U.S. Gross Margin (000's)	191,825	147,151	143,666	184,658		169,594		114,919	76,039
U.S. Gross Margin as a percent of U.S. Sales	14.53%	11.53%	11.32%	13.31%		12.55%		8.91%	8.00%

U.S. Selling, General and Administrative Expenses (000's)	75,587	69,039	63,982	64,972		66,880		56,405	37,793
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	5.73%	5.41%	5.04%	4.68%		4.95%		4.38%	3.98%

Restructuring and Related Charges - Turkey	(837)	(4,440)	-	8,178		63,905
Insurance Proceeds - Turkey	-	-	-	23,815

U.S. Operating Income (000's)	117,075	78,112	85,391	135,323	(d)	38,809	(d)	58,514	38,246
U.S. Operating Income as a percent of U.S. Sales	8.87%	6.12%	6.73%	9.76%		2.87%		4.54%	4.02%

Mexico
Chicken Operations:
Mexico Chicken Sales (000's)	114,377	90,888	96,937	93,797		90,718		88,957	88,970
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.6925	$0.6066	$0.6073	$0.5772		$0.5851		$0.5760	$0.5057

Mexico Other Operations:
Mexico Other Sales (000's)	5,743	8,184	1,651	5,504		6,251		6,835	4,642

Mexico Chicken and Other Operating Income (000's)	18,918	10,843	5,624	555		(1,692)		2,997	(5,446)
Mexico Operating Income as a percent of Mexico Sales	15.75%	10.94%	5.70%	0.56%		-1.74%		3.13%	-5.82%

Mexico Net Pounds Produced (000's)	165,156	149,844	159,615	162,490		155,038		154,432	175,922

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,247,820	1,181,670	1,121,428	1,252,263		1,211,791		1,157,158	832,936
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7739	$0.7945	$0.7527	$0.7922		$0.8153		$0.7991	$0.7456
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.8547	$0.8285	$0.7794	$0.8576		$0.8985		$0.8201	$0.7659

Chicken Net Pounds Produced from all Divisions (000's)	1,612,335	1,487,257	1,489,781	1,580,718		1,486,360		1,448,069	1,117,103
Chicken Pounds Sold from all Divisions (000's)	1,459,976	1,426,300	1,438,781	1,460,155		1,348,683		1,411,067	1,087,576

Other Operations:
Other Sales (000's)	154,681	156,323	167,045	161,659		169,917		173,640	118,107

Totals All Operations:
Total Net Sales (000's)	1,440,039	1,375,321	1,368,247	1,486,454		1,447,994		1,384,908	1,044,367
Total Cost of Sales (000's)	1,221,656	1,211,265	1,207,129	1,295,041		1,273,791		1,261,511	967,336
Gross Margin from all operations (000's)	218,383	164,056	161,118	191,413		174,203		123,397	77,031
Gross Margin from all operations as a percent of Total Net Sales	15.17%	11.93%	11.78%	12.88%		12.03%		8.91%	7.38%

Total Selling, General and Administrative Expenses (000's)	83,227	79,541	70,103	71,172		73,181		61,886	46,231
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.78%	5.78%	5.12%	4.79%		5.05%		4.47%	4.43%

Restructuring and Related Charges - Turkey	(837)	(4,440)	-	8,178		63,905
Insurance Proceeds - Turkey	-	-	-	23,815

Operating Income from all operations (000's)	135,993	88,955	91,015	135,878	(d)	37,117	(d)	61,511	30,800
Operating Income from all operations as a percent of Total Net Sales	9.44%	6.47%	6.65%	9.14%		2.56%		4.44%	2.95%

Avian Influenza Reimbursement (000's)	-	-	-	-		-		-
Vitamin Settlements (000's)	-	-	-	-		-		-	8
Total Adjustments (000'S)	-	-	-	-		-		-	8

Consolidated Adjusted Chicken and Turkey Operating Income (000's)	135,993	88,955	91,015	135,878		37,117		61,511	30,808
Consolidated Adjusted Chicken and Turkey Income as a percent of Total Net Sales	9.44%	6.47%	6.65%	9.14%		2.56%		4.44%	2.95%

(a) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $546.2 million and $81.5 million of Chicken Products and Other Products, respectively, and production of 669.9 million pounds of chicken products.

(b) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $524.4 million and $102.4 million of Chicken Products and Other Products, respectively, and production of 962.6 million pounds of chicken products.

(c) The acquisition of the Conagra Chicken Division has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since November 23, 2003, the acquisition date. These results include net sales of $209.9 million and $49.2 million of Chicken Products and Other Products, respectively, and production of 286.1 million pounds of chicken products.

(d) Includes Turkey Restructuring and Related Charges of $8.2 million and $63.9 million.in quarters ended 10/2/2004 and 7/3/2004.

(e) 14 week Quarter.